UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nieuwezijds Voorburgwal 104 1012 SG Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 6 82 55 84 30

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Playa Hotels & Resorts N.V. (the “Company”) held its annual general meeting of shareholders (the “AGM”) on Thursday, May 12, 2022, at 11:00 a.m., Central European Summer Time, in Amsterdam, the Netherlands. The results of the matters voted upon at the Company’s AGM are set forth below.

(1)	The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Against	Abstain	Broker Non- Votes
Bruce D. Wardinski1	123,179,414	477,594	156,294	11,153,199
Hal Stanley Jones	122,455,145	1,201,737	156,420	11,153,199
Mahmood Khimji	111,383,745	12,216,664	212,893	11,153,199
Elizabeth Lieberman	122,457,662	1,199,215	156,425	11,153,199
Maria Miller	123,237,609	419,272	156,421	11,153,199
Leticia Navarro	123,234,818	421,953	156,531	11,153,199
Karl Peterson	89,011,101	34,645,781	156,420	11,153,199

1	All nominees were elected as non-executive directors except for Mr. Wardinski, who was elected as sole executive director.

(2)	The shareholders approved the adoption of the Company’s Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2021:

Votes For	Votes Against	Abstain	Broker Non- Votes
123,485,147	3,776	324,379	11,153,199

(3)	The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstain	Broker Non- Votes
134,807,869	2,419	156,213	—

(4)	The shareholders approved the instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstain	Broker Non- Votes
134,803,290	4,995	158,216	—

(5)	The shareholders approved the non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non- Votes
121,885,789	1,766,052	161,461	11,153,199

(6)	The shareholders approved the discharge of our directors from liability for the year ended December 31, 2021:

Votes For	Votes Against	Abstain	Broker Non- Votes
123,168,832	57,358	587,112	11,153,199

(7)	The shareholders approved the authorization of the board of directors to acquire shares (and depository receipts for shares) in the capital of the Company:

Votes For	Votes Against	Abstain	Broker Non- Votes
104,913,447	18,715,973	183,882	11,153,199

(8)

The shareholders approved the delegation to the board of directors of the authority to issue shares and grant rights to subscribe for shares in the capital of the Company and to limit or exclude pre-emptive rights for 10% of the Company’s issued share capital:

Votes For	Votes Against	Abstain	Broker Non- Votes
123,326,153	73,112	414,037	11,153,199

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: May 18, 2022	By:	/s/ Tracy M.J. Colden
Tracy M.J. Colden
EVP & General Counsel